EXHIBIT 10 (z)

License Agreement with OBE TV.

[OBE TV]

DIGITAL CHANNEL 223

LICENSE AGREEMENT

Made this day: 11th OCTOBER 04

Between

OBE TELEVISION LTD

CROWN HOUSE

NORTH CIRCULAR ROAD

PARK ROYAL

LONDON NW10 7PN

ENGLAND. UNITED KINGDOM

And

KARMA MEDIA INC.

"ESTELLE'S PARADISE"

in this document referred to as the Licensor:

Contact:

Mr. Mike Markwell

Tel:

001 502 459 5036

Fax:

001 501 648 5217

By This Agreement, both parties agree to the specifications and terms detailed Herein:

TITLE OF PROGRAMME: "ESTELLE'S PARADISE"

TERRITORY: UK and Ireland, Continental Europe (Germany, France, Italy, Spain

Original Black Entertainment Ltd, Crown House, 4th Floor, North Circular Road, Park Royal, London NW10 7PN

Tel: +44 (0)20 8961 8909 • 0871 57 57 280 • Fax: +44 (0)20 8961 8955 • 0871 57 57 281 Email obeltd@btconnect.com Web: www.obetv.co.uk

REGISTERED IN ENGLAND + WALES 03520257 VAT REG. 677864958

Etc) and North Africa.

Number of Transmission: 2 to 4 times per week.

Language: English

Broadcast Period: 24 Months

License Fee: SIX MINUTES ADVERT ON ONE HOUR PROG.

Material Format: Beta SP, Mini DVD; DV CAM.

Schedule 1:

Freight Cost: OBE TV ACCOUNTS DHL {confidential}

THE ABOVE CONDITION MAY NOT BE MODIFIED BY EITHER PARTY WITHOUT WRITTEN AGREEMENT.  THE LICENSEE SHALL HAVE THE OPTION OF EDITING THE PROGRAMME FOR PROMOTIONAL PURPOSES.

Signed: /s/

ODE TV LTD

PRINT NAME: BERNARD AMPAN LLB HONS

POSITION OF COMPANY  CEO/CHAIRMAN

Signed /s/

Company: KARMA MEDIA, INC.

PRINT NAME: DOMINIQUE EINHORN

POSITION OF COMPANY C.E.O.